UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)         December 15, 2005
                                                     ---------------------------

                            Logistical Support, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Utah
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                 (State or Other Jurisdiction of Incorporation)

             000-50222                                  41-2029935
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     (Commission File Number)                (IRS Employer Identification No.)

19734 Dearborn Street, Chatsworth, California                       91311
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  (Address of Principal Executive Offices)                       (Zip Code)

                                 (818) 885-0300
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              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

On December 15, 2005, Logistical Support, LLC (the "Subsidiary"), which is the wholly-owned subsidiary of Logistical Support, Inc. (the "Registrant"), and Bruce Littell entered into an employment agreement (the "Employment Agreement") pursuant to which Mr. Littell will act as the Subsidiary's Chief Executive Officer. Unless terminated earlier in accordance with its terms, the Employment Agreement has a term of two years beginning on January 1, 2006 and ending on December 31, 2007, and the term will automatically extend for additional two-year terms unless notification is provided in accordance with the Employment Agreement. The Subsidiary will pay Mr. Littell an annual base salary of $300,00 for the first year of the Employment Agreement, and thereafter Mr. Littell's salary will be determined in the sole discretion of the Board of Directors of the Subsidiary. In the event that Mr. Littell's employment is terminated by the Subsidiary without Cause, as defined in the Employment Agreement, Mr. Littell is entitled to receive a lump-sum severance payment in an amount equal to two year's salary then in effect at the time of termination.

Item 9.01.        Exhibits.

(c)      Exhibits

Exhibit
Number                              Description
--------    --------------------------------------------------------------------
10.1        Employment Agreement dated December 15, 2005 between Logistical
            Support, LLC and Bruce Littell


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                LOGISTICAL SUPPORT, INC.

 Date: December 21, 2005

                                By:    /s/ Bruce Littell
                                       -------------------------
                                Name:  Bruce Littell
                                Title: Chief Executive Officer

                                  Exhibit Index

Exhibit
Number                              Description
--------    --------------------------------------------------------------------
10.1        Employment Agreement dated December 15, 2005 between Logistical
            Support, LLC and Bruce Littell


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